SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

	Filed by the Registrant	[X]
	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

Fidelity Money Market Trust
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4) Proposed maximum aggregate value of transaction:
(5) Total Fee Paid:
[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

FORM OF

BROADRIDGE INTERNET SCREEN SCRIPT FOR INTERNET VOTING AND NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

SCREEN 1 - Welcome Screen

[Prior to log-in to www.proxyvote.com/proxy shareholder sees Screen 1]

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X [button appears here]

[If shareholder clicks on "X", Screen 2 appears.]

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Welcome to

The new ProxyVote.com!

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GET STARTED [button appears here]

[If shareholder clicks on "GET STARTED", Screen 2 appears.]

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A redesigned voting experience to

Vote quickly and easily

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[picture of a computer screen with proxy vote web page open appears here]

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[picture of a cell phone screen, computer screen, and tablet screen with "Vote Now!" text on them appears here]

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Vote on your computer,

Smartphone or tablet

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Prominent, easy to access

Shareholder materials

& information

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[picture of a computer screen with shareholder materials web page open appears here]

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Proxy

Vote

A Broadridge service

SCREEN 2

[Prior to entering a control number at www.proxyvote.com/proxy, shareholder sees Screen 2]

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Proxy Vote The most accurate,

a Broadridge service dependable, and efficient way

to submit your proxy voting instructions online.

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Enter your

Control Number to:

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Bullet - Submit Proxy Voting Instructions

Bullet - Download shareholder materials

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[box in which to enter your control number appears here]

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["Submit" button appears here]

[If shareholder clicks on "Submit" before inputting a valid control number, the following error message appears:]

The control number that was entered is not valid. Please try again. Please contact your financial institution if you continue to experience this problem.

[If shareholder clicks on "Submit" after inputting a valid control number, Screen 3 appears.]

Text - To access materials without a control number: ["Click here" link appears here] to view Proxy Materials or Information Statements for the Fidelity funds. [If shareholder clicks on "Click here", they are taken to the Proxy Materials web page at materials.proxyvote.com.]

Text - Need ["help" link appears here] finding your Control Number? [If shareholder clicks on "help", the information below appears.]

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Postal Mail

E-Mail

Recipients

Recipients

Your Control Number can be found next to the label "Control Number" OR as shown in the example below.
OR

Your Control Number can be found next to the field labeled "Control Number" within the body of your email.

Image - [black arrow and box in which to enter your control number appears here]

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Proxy

Vote

A Broadridge service

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(c)1997 - 2015 Broadridge Financial Solutions, Inc.

ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association.

All other marks belong to their respective owners.

Links - (right justified) Privacy Statement Terms and Conditions

SCREEN 3 - Internet Voting Page

[Upon entering control number in Screen 2, shareholder sees Screen 3]

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[TRUST NAME]:

[FUND NAME]

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[YYYY] [year of shareholder meeting appears here] Special Meeting of Shareholders

[DAY, MONTH DD, YYYY] [initial or subsequent adjourned meeting date appears here]

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Proxy Voting Instructions

Make your selection below.

Votes can be changed until voting deadline.

The voting instructions indicated below represent the most up-to-date vote information on file. Updates will occur when available.

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Active - Voted

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Vote by

[Abbreviated Month. DD, YYYY] [Meeting Time] [a.m./p.m.] EDT

Control #[shareholder's control number appears here]

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Shareholder

Materials Image - [a white "?" with a black square around it appears here]

[If shareholder hovers mouse over "?", a pop-up box with the following language appears:]

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In advance of a meeting of shareholders, the company is required to send proxy materials to all shareholders, including information in the proxy statement regarding items to be considered at the meeting.

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Image - [a white "i" with a black circle around it appears here] Grant of Proxy Authority

[If shareholder clicks on "Grant of Proxy Authority" link, a pop-up box with the following language appears:]

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[TRUST NAME]:

[FUND NAME]

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X [button appears here]

[If shareholder clicks on "X", Screen 3 appears.]

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#[shareholder's control number appears here]

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Click the submit button to sign and submit your proxy vote and to appoint [Name of Chairman], [Name of Proxy Agent], and [Name of Independent Trustee Proxy Agent], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Link - (right justified)

Image - [a stack of papers appears here] Letter to Shareholders, Notice of

Meeting, and Proxy Statement

[If shareholder clicks on "Letter to Shareholders, Notice of Meeting, and Proxy Statement" link, a pop-up box with the proxy materials and proxy statement appears.]

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Proposal(s)

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01 [Title of proposal will be inserted].

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BOARD RECOMMENDATION:

[FOR ALL/WITHHOLD ALL/VOTE INDIVIDUALLY]

02 [Title of proposal will be inserted].

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BOARD RECOMMENDATION:

[FOR/AGAINST/ABSTAIN]

03 [Title of proposal will be inserted].

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BOARD RECOMMENDATION:

[FOR/AGAINST/ABSTAIN]

04 [Title of proposal will be inserted].

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BOARD RECOMMENDATION:

[FOR/AGAINST/ABSTAIN]

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By clicking "Update" I am hereby granting a proxy as defined in the

Link - (left justified) shareholder materials.

[If shareholder clicks on "shareholder materials" link, they are taken to the Proxy Materials web page at materials.proxyvote.com.]

Links - (right justified) RESET UPDATE

[If shareholder clicks on "RESET" link, vote selections clear on this page.]

[If shareholder clicks on "UPDATE" link without an election selected, the following popup appears:]

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You did not vote on one or more items. If you click Submit, any items for which you have not made a selection will be voted in accordance with the recommendations as described in the meeting material.

Links - (left justified) GO BACK SUBMIT

[If shareholder clicks on "GO BACK" link, no votes are cast and the shareholder returns to the voting screen, Screen 3.]

[If shareholder clicks on "SUBMIT" link, they are taken to the Thank You page on Screen 4.]

[If shareholder clicks on "UPDATE" link with an election selected, they are taken to the Thank You page on Screen 4.]

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Proxy

Vote

A Broadridge service

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(c)1997 - 2015 Broadridge Financial Solutions, Inc.

ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association.

All other marks belong to their respective owners.

Links - (right justified) Privacy Statement Terms and Conditions

SCREEN 4 - Vote Submission Page

[Upon casting a vote by clicking either the "SUBMIT" or the "UPDATE" links on Screen 3, shareholder sees Screen 4]

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[TRUST NAME]:

[FUND NAME]

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[YYYY] [year of shareholder meeting appears here] Special Meeting of Shareholders

[DAY, MONTH DD, YYYY] [initial or subsequent adjourned meeting date appears here]

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Thank you.

Your vote has been submitted

Votes can be changed until voting deadline.

Links - REVIEW/CHANGE VOTES ENTER ANOTHER CONTROL NUMBER

[If shareholder clicks on "REVIEW/CHANGE VOTES" link, the initial vote election is cast and the shareholder returns to the voting screen, Screen 3.]

[If shareholder clicks on "ENTER ANOTHER CONTROL NUMBER" link, the initial vote is cast and the shareholder returns to the initial proxy vote screen, Screen 2.]

Please enroll in eDelivery by logging into your online account.

Enter your email address to receive a confirmation when your vote is recorded:

Input - [box in which to enter your email address appears here] Link - NOTIFY ME

[If shareholder clicks on "NOTIFY ME" link, without an email address entered the following appears.]

Please enter email address.

Input - [box in which to enter your email address appears here] Link - NOTIFY ME

[If shareholder clicks on "NOTIFY ME" link, with an email address entered the following appears.]

Notification Saved

A confirmation will be sent to the email address on the file when your vote is recorded.

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Active - Voted

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Vote by

[Abbreviated Month. DD, YYYY] [Meeting Time] [a.m./p.m.] EDT

Control #[shareholder's control number appears here]

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Shareholder

Materials Image - [a white "?" with a black square around it appears here]

[If shareholder hovers over "?", a pop-up box with the following language appears:]

Text - (left justified)

In advance of a meeting of shareholders, the company is required to send proxy materials to all shareholders, including information in the proxy statement regarding items to be considered at the meeting.

Link - (right justified)

Image - [a white "i" with a black circle around it appears here] Grant of Proxy Authority

[If shareholder clicks on "Grant of Proxy Authority" link, a pop-up box with the following language appears:]

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[TRUST NAME]:

[FUND NAME]

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X [button appears here]

[If shareholder clicks on "X", Screen 4 appears.]

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#[shareholder's control number appears here]

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Click the submit button to sign and submit your proxy vote and to appoint [Name of Chairman], [Name of Proxy Agent], and [Name of Independent Trustee Proxy Agent], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Link - (right justified)

Image - [a stack of papers appears here] Letter to Shareholders, Notice of

Meeting, and Proxy Statement

[If shareholder clicks on "Letter to Shareholders, Notice of Meeting, and Proxy Statement" link, a pop-up box with the proxy materials and proxy statement appears.]

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Proxy

Vote

A Broadridge service

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(c)1997 - 2015 Broadridge Financial Solutions, Inc.

ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association.

All other marks belong to their respective owners.

Links - (right justified) Privacy Statement Terms and Conditions

[If shareholder selects the option to view Proxy Materials for the Fidelity funds on Screen 2 or Screen 3 a new window will open that presents information in the following format.]

Form Of

Proxy Materials Page

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Proxy

Vote

A Broadridge service

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Fidelity funds

Proxy Materials

Proxy Dated	Trust Name: Fund Name(s)	Link(s)
[MM, DD, YYYY][Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here, as applicable]
[MM, DD, YYYY][Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here, as applicable]
[MM, DD, YYYY][Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here, as applicable]

Text - (left justified)

Proxy

Vote

A Broadridge service

Text - (right justified)

(c)1997 - 2015 Broadridge Financial Solutions, Inc.

ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association.

All other marks belong to their respective owners.

Links - (right justified) Privacy Statement Terms and Conditions

[If shareholder requests an e-mail confirmation of his/her vote on Screen 6, a confirmation in the following format will be sent to the e-mail address provided by the shareholder]

Form of

E-mail Confirmation

From: registrar@proxyvote.com

To: [Shareholder Last, First Name]

Subject: ProxyVote Confirmation - [shareholder's control number ending in XXX appears here]

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[TRUST NAME]:

[FUND NAME]

[YYYY] [year of shareholder meeting appears here] Special Meeting of Shareholders

[DAY, MONTH DD, YYYY] [initial or subsequent adjourned meeting date appears here]

Your vote instructions have been received and recorded for:

[TRUST NAME]:

[FUND NAME]

CUSIP: [CUSIP number appears here]

This confirmation has been sent from www.proxyvote.com/proxy.

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Shareholder

Materials

Image - [a stack of papers appears here] Link - Letter to Shareholders, Notice of Meeting, and Proxy Statement

[If shareholder clicks on "Letter to Shareholders, Notice of Meeting, and Proxy Statement" link, a pop-up box with the proxy materials and proxy statement appears.]

Text - (left justified)

Proxy

Vote

A Broadridge service

(c)1997 - 2015 Broadridge Financial Solutions, Inc.

ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association.

All other marks belong to their respective owners.

Links - (left justified) Terms and Conditions Privacy Statement

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This message and any attachments are intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by e-mail and delete the message and any attachments from your system.